Exhibit 10.5

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (as amended, this “Agreement”), dated as of April 1, 2021, among Finance of America Companies Inc., a Delaware corporation, Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders, other than the Corporation (as defined below) and/or its wholly owned subsidiaries, of LLC Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LLC Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” when used with reference to a particular Person means any other Person Controlling, Controlled by or under common Control with such particular Person. For purposes of this Agreement, none of the Corporation or its subsidiaries, including Finance of America Equity Capital LLC shall be deemed to be an Affiliate of any Principal Stockholder.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“BL Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Blackstone Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Control” when used with reference to any Person means the power to direct the management or policies of such Person, directly or indirectly, by or through stock or other equity ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral); and the terms “Controlling” and “Controlled” shall have meanings correlative to the foregoing.

“Corporation” means Finance of America Companies Inc., a Delaware corporation, and any successor thereto.

“Equity Transactions” means the transactions contemplated by the Transaction Agreement, dated as of October 12, 2020, by and among Replay Acquisition Corp., the Corporation, Finance of America Equity Capital LLC and the other parties thereto, as such agreement may be amended from time to time.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which an LLC Unit is entitled to be exchanged at such time pursuant to this Agreement. On the date of this Agreement, the Exchange Rate shall be 1 for 1, and shall be subject to adjustment pursuant to Section 2.4 of this Agreement.

“Exchanging LLC Unitholder” means an LLC Unitholder initiating an Exchange.

“Finance of America Equity Capital LLC” means Finance of America Equity Capital LLC, a Delaware limited liability company, and any successor thereto.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Finance of America Equity Capital LLC, dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the LLC Agreement) issued as of the date of this Agreement and (ii) each Class A Unit or other interest in Finance of America Equity Capital LLC that may be issued by Finance of America Equity Capital LLC in the future that is designated by the Corporation as a “LLC Unit.”

“LLC Unitholder” means each holder of one or more LLC Units that may from time to time be a party to this Agreement.

“LTIP Award” means an award made under the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, or any other legal entity.

“Principal Stockholder” has the meaning assigned to such term under the Stockholders Agreement.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.

“Quarterly Exchange Date” means, the date each Quarter that is the later to occur of either: (i) the second Business Day after the date on which the Corporation makes a public news release of its quarterly earnings for the prior Quarter; or (ii) the first day each Quarter that directors and executive officers of the Corporation are permitted to trade under the applicable polices of the Corporation relating to trading by directors and executive officers; provided that there shall be no Quarterly Exchange Date for any party prior to the expiration or waiver of any applicable lock-up agreement in connection with the Equity Transactions.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among Finance of America Companies Inc., the Principal Stockholders and the other parties thereto, as such agreement may be amended from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Stockholders Agreement” means the Stockholders Agreement of the Corporation, dated on or about the date hereof, among the Corporation and each of the other parties from time to time party thereto, as such agreement may be amended and/or restated from time to time.

ARTICLE II

SECTION 2.1. Exchange of LLC Units for Class A Common Stock.

(a) (i) Subject to adjustment as provided in this Article II and to the provisions of the LLC Agreement, each LLC Unitholder shall be entitled, on any Quarterly Exchange Date, upon the terms and subject to the conditions hereof, to surrender LLC Units to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, in exchange for the delivery to the exchanging LLC Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”). (ii) In addition, subject to adjustment as provided in this Article II, each Principal Stockholder shall be entitled, at any time from and after the closing of the Equity Transactions, to Exchange LLC Units for shares of Class A Common Stock; provided, that the number of LLC Units surrendered in Exchanges pursuant to this clause (ii) during any thirty (30) calendar day period represent, in the aggregate, greater than two percent of total interests in partnership capital or profits (provided that such Exchange constitutes a “block transfer” within the meaning of Treasury Regulation section 1.7704-1(e)(2)). Notwithstanding anything otherwise to the contrary, each LLC Unitholder shall be entitled, at any time from and after the closing of the Equity Transactions to Exchange LLC Units for shares of Class A Common Stock in connection with the settlement of LTIP Awards pursuant to the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan and the LTIP Award Settlement Agreement, dated as of October 12, 2020, among the Corporation, Finance of America Equity Capital LLC and the other parties thereto.

SECTION 2.2. Exchange Procedures.

(a) The Corporation will provide notice thereof to each LLC Unitholder eligible to Exchange LLC Units on a Quarterly Exchange Date at least seventy-five (75) days prior to the anticipated date of such Quarterly Exchange Date. An LLC Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by providing a written notice of Exchange, which in the case of an Exchange pursuant to clause (i) of Section 2.1(a) shall be delivered, at least sixty (60) days prior to the applicable Quarterly Exchange Date substantially in the form of Exhibit A attached hereto and incorporated herein by reference, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and to Finance of America Equity Capital LLC.

(b) As promptly as practicable following the surrender for Exchange of the LLC Units in the manner provided in this Article II, Finance of America Equity Capital LLC shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of the relevant exchanging LLC Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Finance of America Equity Capital LLC will, subject to Section 2.2(c) below, upon the written instruction of an exchanging LLC Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such exchanging LLC Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LLC Unitholder. The Corporation, including in its capacity as the Managing Member of Finance of America Equity Capital LLC, shall, to the fullest extent permitted by applicable law, take such actions as may be required to ensure the performance by Finance of America Equity Capital LLC of its obligations under this Article II, including the issuance and sale of shares of Class A Common Stock to or for the account of Finance of America Equity Capital LLC in exchange for the delivery to the Corporation of a number of LLC Units that is equal to the number of LLC Units surrendered by an exchanging LLC Unitholder.

(c) Finance of America Equity Capital LLC and each Exchanging LLC Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Finance of America Equity Capital LLC shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the Person in whose name such shares are to be delivered shall pay to Finance of America Equity Capital LLC the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Finance of America Equity Capital LLC that such tax has been paid or is not payable.

(d) The Corporation may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II; provided that, without the consent of each Principal Stockholder, the Corporation shall not adopt any procedures inconsistent with or that impair or adversely affect the rights of a Principal Stockholder to Exchange LLC Units pursuant to Section 2.1(a)(ii). An LLC Unitholder may not revoke a notice of exchange relating to an Exchange pursuant to clause (i) of Section 2.1(a) delivered pursuant to Section 2.2(a), without the express written consent of the Corporation, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as determined by the Corporation in its sole discretion. For the avoidance of doubt, such determinations by the Corporation need not be uniform and may be made selectively among LLC Unitholders, whether or not such LLC Unitholders are similarly situated.

(e) Notwithstanding anything to the contrary herein, the Corporation may, in its sole discretion, elect to settle any Exchange hereunder by delivering shares of Class A Common Stock directly to an exchanging LLC Unitholder in exchange for such LLC Unitholder’s surrender to the Corporation of the corresponding LLC Units. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement.

(f) Notwithstanding anything to the contrary herein, to the extent an LLC Unitholder surrenders for exchange a fraction of an LLC Unit, Finance of America Equity Capital LLC may in its sole discretion deliver to such holder a cash amount equal to the fair market value of such fraction (as determined by Finance of America Equity Capital LLC in its sole discretion) in lieu of delivering a fraction of a share of Class A Common Stock.

SECTION 2.3. Limitations on Exchanges.

(a) For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LLC Unitholder shall not be entitled to Exchange LLC Units to the extent the Corporation determines, in good faith, that such Exchange (i) would be prohibited by applicable law or (ii) would result in any breach of any debt agreement or other material contract of Finance of America Equity Capital LLC or the Corporation; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any LLC Unitholder pursuant to the Registration Rights Agreement. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by applicable law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(b) Notwithstanding anything to the contrary herein, if the board of directors of the Corporation shall determine, in good faith, that additional restrictions on Exchange are necessary so that Finance of America Equity Capital LLC is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or Finance of America Equity Capital LLC may impose such additional restrictions on Exchanges as the board of directors of the Corporation has determined, in good faith, to be so necessary. Notwithstanding anything to the contrary herein, no Exchange shall be permitted if, in the good faith determination of the Corporation or Finance of America Equity Capital LLC, such an Exchange would pose a material risk that Finance of America Equity Capital LLC would be a “publicly traded partnership” under Section 7704 of the Code.

SECTION 2.4. Adjustment.

(a) The Exchange Rate shall be adjusted if there is: (i) any subdivision (by any forward unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units that is not accompanied by an identical subdivision (by any forward stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock; or (ii) any subdivision (by any forward stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision (by any forward unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units, in each case, to the extent necessary to maintain the economic equivalency in the value surrendered for exchange and the value received, as determined by the Corporation in its sole discretion. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction with respect to the Class A Common Stock, taking into account any adjustment as a result of any subdivision (by any forward split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of dividends or distributions on the LLC Units or shares of Class A Common Stock, as applicable, subject to such Exchange shall be made upon the Exchange of any LLC Unit.

SECTION 2.5. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Finance of America Equity Capital LLC from satisfying its obligations in respect of the Exchange of the LLC Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or held by Finance of America Equity Capital LLC or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof). The Corporation and Finance of America Equity Capital LLC covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Finance of America Equity Capital LLC covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares of Class A Common Stock that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration of shares of Class A

Common Stock has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LLC Unitholder requesting such Exchange, the Corporation and Finance of America Equity Capital LLC shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Finance of America Equity Capital LLC shall use commercially reasonable efforts to list the shares of Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding shares of Class A Common Stock may be listed or traded at the time of such delivery.

ARTICLE III

SECTION 3.1. Additional LLC Unitholders. To the extent an LLC Unitholder validly transfers any or all of such holder’s LLC Units to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LLC Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B attached hereto and incorporated herein by reference, whereupon such Permitted Transferee shall become an LLC Unitholder hereunder. To the extent Finance of America Equity Capital LLC issues LLC Units after the date of this Agreement, Finance of America Equity Capital LLC shall be entitled, in its sole discretion, to make any holder of such LLC Units an LLC Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B attached hereto and incorporated herein by reference.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Anthony W. Villani, Chief Legal Officer

Email: [email address]

With a copy to

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Anthony W. Villani, Chief Legal Officer

Email: [email address]

(b) If to Finance of America Equity Capital LLC, to:

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Anthony W. Villani, Chief Legal Officer

Email: [email address]

(c) If to any LLC Unitholder, to the address and other contact information set forth in the records of Finance of America Equity Capital LLC from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Finance of America Equity Capital LLC and (iii) LLC Unitholders holding a majority of the then outstanding LLC Units (excluding LLC Units held by the Corporation and/or its subsidiaries); provided however that (A) any amendment, supplement, waiver or modification that would adversely affect the rights of any of the BL Investors shall also require the prior written consent of the BL Investors holding a majority of the then outstanding LLC Units held by all of the BL Investors; and (B) any amendment, supplement, waiver or modification that would adversely affect the rights of any of the Blackstone Investors shall also require the prior written consent of the Blackstone Investors holding a majority of the then outstanding LLC Units held by all of the Blackstone Investors.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or a written notice of Exchange or any matter arising out of or in connection with this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement or written notice of Exchange and the rights and obligations arising hereunder or thereunder, brought by a party hereto or its successors or permitted assigns, shall be brought and determined exclusively in the Chancery Court of the State of Delaware, or, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. To the fullest extent permitted by applicable law, each of the parties hereby (i) irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or a written notice of Exchange or any matter arising out of or in connection with this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgement in respect of this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, in any court other than the aforesaid courts, (ii) irrevocably consents to service of process in any such dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2, and (iii) irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such dispute, (A) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8, (B) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (C) any objection which such party may now or hereafter have (x) to the laying of venue of any such dispute brought in the courts referred to above, (y) that such action brought in any such court has been brought in an inconvenient forum and (z) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, to the fullest extent permitted by applicable law, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement or any written notice of Exchange.

(c) EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND ANY WRITTEN NOTICE OF EXCHANGE AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(d) EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE VALIDITY, NEGOTIATION, EXECUTION, INTERPRETATION, PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE OR ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER OR THEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT OF THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment; Tax Withholding.

(a) This Agreement shall be treated as part of the partnership agreement of Finance of America Equity Capital LLC as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the LLC Units by an LLC Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

(b) Notwithstanding any other provision in this Agreement, the Corporation, Finance of America Equity Capital LLC and their agents and affiliates shall have the right to deduct and withhold taxes (including, without limitation, shares of Class A Common Stock with a fair market value, determined in the sole discretion of the Corporation, equal to the amount of such taxes) from any payments (including payments made by the delivery of shares of Class A Common Stock or other payments in kind) to be made pursuant to the transactions contemplated by this Agreement if, in their determination, such withholding is required by applicable law, and an exchanging LLC Unitholder or other recipient of payment hereunder shall provide the Corporation, Finance of American Equity Capital LLC or any Person making a payment pursuant to this Agreement, tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, and any similar information which may be requested by the payor; provided, that the Corporation may, in its sole discretion, allow an exchanging LLC Unitholder to pay such taxes owed on the exchange of LLC Units for shares of Class A Common Stock in cash in lieu of the Corporation withholding or deducting such taxes. To the extent that any of the aforementioned amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall, to the fullest extent permitted by applicable law, indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall, to the fullest extent permitted by applicable law, be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of LLC Unitholders’ Rights and Obligations. The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder hereunder. The decision of each LLC Unitholder to enter into to this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

FINANCE OF AMERICA COMPANIES INC.

By:	/s/ Patricia L. Cook
Name: Patricia L. Cook Title: Chief Executive Officer

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Patricia L. Cook
Name: Patricia L. Cook Title: Chief Executive Officer

[Signature Page to Exchange Agreement]

BL INVESTORS:

LIBMAN FAMILY HOLDINGS LLC

By:	/s/ Brian L. Libman
Name: Brian L. Libman Title: Manager

THE MORTGAGE OPPORTUNITY GROUP LLC

By:	/s/ Brian L. Libman
Name: Brian L. Libman Title: Manager

[Signature Page to Exchange Agreement]

BTO URBAN HOLDINGS L.L.C.

By:	/s/ Menes Chee
Name: Menes Chee Title: Authorized Person

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP – NQ – ESC L.P. By: BTO – NQ SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/ Christopher J. James
Name: Christopher J. James Title: Authorized Person

[Signature Page to Exchange Agreement]

LLC UNITHOLDERS:

By:	/s/ Patricia L. Cook
Name: Patricia L. Cook

By:	/s/ Graham Fleming
Name: Graham Fleming

By:	/s/ Jeremy Prahm
Name: Jeremy Prahm

By:	/s/ Bruno Pasceri
Name: Bruno Pasceri

By:	/s/ Kristen Sieffert
Name: Kristen Sieffert

By:	/s/ Sherry Apanay
Name: Sherry Apanay

By:	/s/ Bill Dallas
Name: Bill Dallas

By:	/s/ Jackie Frommer
Name: Jackie Frommer

[Signature Page to Exchange Agreement]

UFG MANAGEMENT HOLDINGS LLC By: UFG HOLDINGS LLC, its managing member

/s/ Patricia L. Cook
Name: Patricia L. Cook Title: Chief Executive Officer

[Signature Page to Exchange Agreement]

L AND TF, LLC

/s/ John Keratsis
Name: John Keratsis
Title: Manager

[Signature Page to Exchange Agreement]

JOE CAYRE

/s/ Joe Cayre

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Lauren Richmond, General Counsel

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Lauren Richmond, General Counsel

Reference is hereby made to the Exchange Agreement, dated as of April 1, 2021 (as amended, the “Exchange Agreement”), among Finance of America Companies Inc., a Delaware corporation, Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders (other than Finance of American Companies Inc. and/or its wholly owned subsidiaries) of LLC Units (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned LLC Unitholder hereby transfers to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, the number of LLC Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of LLC Unitholder: _______________________________________________________________________

Address: ____________________________________________________________________________________________

Number of LLC Units to be exchanged: _______________________

The undersigned hereby represents and warrants that: (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly authorized, executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LLC Units subject to this Election of Exchange are being transferred free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LLC Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such LLC Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints each officer of the Corporation and of Finance of America Equity Capital LLC as the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority, in the undersigned’s name, place and stead, and with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions, to the same extent and with the same effect as the undersigned would or could do under applicable law to transfer to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, the LLC Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor pursuant to the Exchange Agreement.

This Election of Exchange shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated: _______________________

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of April 1, 2021 (the “Agreement”), among Finance of America Companies Inc., a Delaware corporation (the “Corporation”), Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders (other than Finance of America Companies Inc. and/or its wholly owned subsidiaries) of LLC Unites (as defined therein) from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired LLC Units in Finance of America Equity Capital LLC. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of an LLC Unitholder contained in the Agreement, with all attendant rights, duties and obligations of an LLC Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Finance of America Equity Capital LLC, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention: ______________________________________________

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]